Exhibit 10.1

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FTS GROUP INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal  $_______________                    Issue  Date: December  ___,  2005

                       SECURED CONVERTIBLE PROMISSORY NOTE
                       -----------------------------------

     FOR VALUE RECEIVED, FTS GROUP INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to ALPHA CAPITAL AKTIENGESELLSCHAFT, Pradafant 7, 9490 Furstentums, Vaduz, Lichtenstein, Fax: 011-42-32323196 (the "Holder") or its registered assigns or successors in interest or order, without demand, the sum of ________________________ Dollars ($__________) ("Principal
Amount"), with unpaid interest thereon, on March ___, 2007 (the "Maturity Date"), if not sooner paid.

This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                             INTEREST; AMORTIZATION
                                     =

      1.1.     Minimum  Monthly Principal Payments.   Amortizing payments of the
               -----------------------------------
outstanding Principal Amount and interest of this Note shall commence on the earlier of the Actual Effective Date (as defined in Section 11.1(iv) of the Subscription Agreement), or the ninety-first (91st) day after the Issue Date and on the same day of each month thereafter (each a "Repayment Date") until the Principal Amount has been repaid in full, whether by the payment of cash or by the conversion of such principal into Common Stock pursuant to the terms hereof. Subject to Section 2.1 and Article 3 below, on each Repayment Date, the Borrower shall make payments to the Holder equal to the initial Principal Amount the quotient of the number of days from the first Repayment Date until the Maturity Date divided by 30, together with any other amounts which are then owing under this Note that have not been paid (collectively, the "Monthly Amount"). In addition to the regular payment of the Monthly Amount, additional payments (each an "Interim Payment") will be required to be made at the written election of the Holder (a form of which is annexed hereto) for each and every day (each a "Determination Date") the total reported dollar volume of the Common Stock exceeds $100,000 ("Liquidity Benchmark"). The amount of each Interim Payment will be determined by multiplying the Fixed Principal Portion by a fraction the numerator of which is the total reported dollar volume of the Common Stock on a Determination Date and the denominator of which is the Liquidity Benchmark. The Holder must give written notice to the Borrower within two business days after a Determination Date of Holder's election to receive an Interim Payment. If such notice is given, the Holder may elect to receive and the Borrower must pay or deliver either (i) cash on the third business day following the date notice is given, or (ii) Common Stock valued at eighty-five percent (85%) of the weighted average volume price of the Common Stock using the AQR function as reported by Bloomberg L.P. ("VWAP") for the five (5) trading days preceding the date notice is given by the Holder of the demand for an Interim Payment. If the Holder elects to receive Common Stock in satisfaction of an Interim Payment, then the date of the Holder's notice shall be deemed a Conversion Date and the Common Stock must be delivered in the same manner and under the same conditions as required in connection with a Notice of Conversion. All payments of cash or amounts converted into Common Stock pursuant to this Note by the Holder or Borrower shall be applied first against outstanding fees and damages, then accrued interest on the Principal Amount and then to Principal Amounts of not yet due Monthly Amounts, commencing with the Monthly Amount next payable and then Monthly Amounts thereafter in reverse chronological order. Any Principal Amount, interest and any other sum arising under the Transaction Documents that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

     1.2.     Default  Interest  Rate.  Following  the occurrence and during the
              -----------------------
pendency of an Event of Default, which, if susceptible to cure is not cured within twenty (20) days, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall (subject to Section 6.7) automatically be fifteen percent (15%) compound interest, and all outstanding obligations under this Note shall accrue interest from the date of such Event of Default at such interest rate applicable to such obligations until such Event of Default is cured or waived.

                                   ARTICLE II

                              CONVERSION REPAYMENT

     2.1.     Payment  of  Monthly  Amount  in  Cash or CommonStock.  Subject to
              ------------------------------------------------
Section 3.2 hereof, the Borrower, at the Borrower's election, shall pay the Monthly Amount (i) in cash within three (3) business days after the applicable Repayment Date, or (ii) in registered Common Stock at an applied conversion rate equal to the lesser of (A) the Fixed Conversion Price (as defined in Section 3.1 hereof), or (B) eighty-five percent (85%) of the weighted average volume price of the Common Stock using the AQR function as reported by Bloomberg, L.P. for the Principal Market ("VWAP") for the five (5) trading days preceding such Repayment Date ("Alternate Price") (as such amount may be adjusted as described herein). The Borrower must send notice to the Holder by confirmed telecopier not later than 3:00 PM, New York City time on the eleventh Trading Day preceding a Repayment Date notifying Holder of Borrower's election to pay the Monthly Redemption Amount in cash or stock. The Notice must state the amount of the Monthly Redemption Amount and include supporting calculations. Elections by the Borrower must be made to all Holders of Notes similar to this Note in proportion to the relative Note principal held by such Note Holders. If such notice is not timely sent or if the Monthly Redemption Amount is not timely delivered or if the Borrower elects to pay the Monthly Redemption Amount with Common Stock, then Holder shall have the right, instead of the Company, to elect in writing within three trading days prior to the applicable Repayment Date or required Delivery Date, as the case may be whether to be paid in cash or Common Stock or defer the cash payment of the relevant Monthly Redemption Amount until three business days after demand therefore by the Holder. Such Holder's election shall not be construed to be a waiver of any default by Borrower relating to non-timely compliance by Borrower with any of its obligations under this Note. Shares of Common Stock must be delivered to the Holder not later than three (3) business days after the applicable Repayment Date. If the Company elects to pay the Monthly Amount in cash or if the payment of an Interim Payment is required to be made with cash, then such payment must include an additional amount equal to 3% of the principal portion of the Monthly Amount. Whichever of the Principal Market or such other principal market or exchange where the Common Stock is listed or traded is the principal trading exchange or market for the Common Stock is the Principal Market.

     2.2.     No  Effective  Registration.   Notwithstanding  anything  to  the
              ---------------------------
contrary  herein,  no  amount  payable  hereunder may be paid in shares ofCommon
                                                              ============
Stock by the Borrower without the Holder's consent unless (a) either (i) an effective current Registration Statement covering the shares of Common Stock to be issued in satisfaction of such obligations exists, or (ii) an exemption from registration of the Common Stock is available pursuant to Rule 144(k) of the Securities Act, and (b) an Event of Default (or an event that with the passage of time or the giving of notice could become an Event of Default) is not continuing or was not extant during the prior twenty business days, then commencing after the date the Registration Statement described in Section 11.1(iv) of the Subscription Agreement has been declared effective ("Actual Effective Date") is not extent or waived in writing by the Holder in whole or in part at the Holder's option.

                                   ARTICLE III

                                CONVERSION RIGHTS

     3.1.     Holder's  Conversion  Rights.   Subject  to  Section  3.2  and the
              ----------------------------
mandatory conversion provisions therein, the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with interest and fees due hereon, and any sum arising under the Transaction Documents, including but not limited to Liquidated Damages, into shares of Common Stock, subject to the terms and conditions set forth in this Article III at the rate equal to $0.04 ("Fixed Conversion Price") as same may be adjusted pursuant to this Note and the Subscription Agreement. The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to Section 3.3.

     3.2.     Conversion Limitation.   Notwithstanding anything contained herein
              ---------------------
to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note nor may this Note be converted in whole or in part into an amount of Common Stock that would be convertible into that number of Common Stock which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder and 4.99% of the outstanding shares of Common Stock. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The foregoing limitation shall be calculated as of each Conversion Date. Aggregate conversions over time shall not be limited to 4.99%. The Holder may waive the Conversion Share limitation described in this Section 3.2, in whole or in part, upon 61 days prior notice to the Borrower. The Holder may allocate which of the equity of the Borrower deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%. The Holder is solely responsible for determining its beneficial ownership.

     3.3.     Mechanics  of  Holder's  Conversion.
              -----------------------------------

          (a) In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a "Notice of Conversion") to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and amounts being converted. The original Note is not required to be surrendered to the Borrower until all sums due under the Note have been paid. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a "Conversion Date." A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

          (b) Pursuant to the terms of a Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel, if so required by the Borrower's transfer agent, within two (2)
                                                                         ======
business  days  after  the  date  of  the  delivery to Borrower of the Notice of
          ====
Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Borrower of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such shares of Common Stock, unless the Holder provides the Borrower written instructions to the contrary.Notwithstanding the foregoing to the contrary, the Borrower or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder's behalf via DWAC (or certificates free of restrictive legends) if the registration statement providing for the resale of the shares of Common Stock issuable upon the conversion of this Note is effective and the Holder has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. In the event that Conversion Shares cannot be delivered to the Holder via DWAC, the Borrower shall deliver physical certificates representing the Conversion Shares by the Delivery Date.

     3.4.     Conversion  Calculations  and  Adjustments.
              ------------------------------------------

          (a) The number of shares of Common Stock to be issued upon each conversion of this Note pursuant to this Article III shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price.

     (b) The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

     A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

     B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

               D. Share Issuance. So long as this Note is outstanding, if the Borrower shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete conversion or payment of this Note, for a consideration less than the Fixed Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Fixed Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Fixed Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(c) Whenever the Conversion Price is adjusted pursuant to Section 3.4(b) or any Transaction Document, the Borrower shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

     3.5.     Reservation.   Borrower  will  reserve  from  its  authorized  and
              -----------
unissued Common Stock not less than the number of shares to provide for the issuance of Common Stock upon the full conversion of thisNote as further described in the Subscription Agreement. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

     3.6     Issuance  of Replacement Note.  Upon any partial conversion of this
             -----------------------------
Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid, provided Holder has surrendered an original Note to the Company. In the event that the Holder elects not to surrender a Note for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Borrower against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

                                   ARTICLE IV

                                SECURITY INTEREST

     4.     Security  Interest/Waiver  of Automatic Stay.   This Note is secured
            --------------------------------------------
by a security interest granted to the Collateral Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder.

                                    ARTICLE V

     EVENTS  OF  DEFAULT

     The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

     5.1     Failure  to  Pay  Principal or Interest.  The Borrower fails to pay
             ---------------------------------------
any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date.

     5.2     Breach of Covenant.  The Borrower breaches any material covenant or
             ------------------
other term or condition of the Subscription Agreement, this Note or Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

     5.3     Breach  of  Representations  and  Warranties.  Any  material
             --------------------------------------------
representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and as of each Closing Date.

     5.4     Receiver  or  Trustee.  The  Borrower or any Subsidiary of Borrower
             ---------------------
shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

     5.5     Judgments.  Any money judgment, writ or similar final process shall
             ---------
be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

     5.6     Non-Payment.   The  Borrower  shall  have  received  a  notice  of
             -----------
default, which remains uncured for a period of more than twenty (20) days, on the payment of any one or more debts or obligations aggregating in excess of Fifty Thousand Dollars (US $50,000.00) beyond any applicable grace period;

5.7     Bankruptcy.  Bankruptcy,  insolvency,  reorganization  or  liquidation
        ----------
proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within forty-five (45) days of initiation.

5.8     Delisting.   Delisting  of  the  Common Stock from any Principal Market;
        ---------
failure to comply with the requirements for continued listing on a Principal Market for a period of seven consecutive trading days; or notification from a Principal Market that the Borrower is not in compliance with the conditions for such continued listing on such Principal Market.

     5.9     Stop  Trade.  An  SEC  or  judicial  stop  trade order or Principal
             -----------
Market trading suspension with respect to Borrower's Common Stock that lasts for five or more consecutive trading days.

     5.10     Failure  to  Deliver Common Stock or Replacement Note.  Borrower's
              -----------------------------------------------------
failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note or the Subscription Agreement, and, if requested by Borrower, a replacement Note.
                               =

     5.11     Non-Registration  Event.  The  occurrence  of  a  Non-Registration
              -----------------------
Event  as  described  in  the  Subscription  Agreement.

     5.12     Reverse  Splits.   The Borrower effectuates a reverse split of its
              ---------------
Common  Stock  without  ten  business  days  prior written notice to the Holder.

     5.13     Cross  Default.  A  default  by  the  Borrower of a material term,
              --------------
covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

5.14     Reservation  Default.   The  occurrence  of  Reservation  Default  as
         --------------------
described  in  the  Subscription  Agreement.

                                   ARTICLE VI

     MISCELLANEOUS

     6.1     Failure  or Indulgence Not Waiver.  No failure or delay on the part
             ---------------------------------
of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     6.2     Notices.  All  notices, demands, requests, consents, approvals, and
             -------
other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: FTS Group Inc., 7610
West Hillsborough Avenue, Tampa, FL 33615, Attn: Scott Gallagher, CEO, telecopier: (813) 878-2337, with a copy by telecopier only to: Amy Trombly, Esq., Trombly Business Law, 1320 Centre Street, Suite 202, Newton Center, MA 02459, Fax: (617) 243-0066, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New
York,  New  York  10176,  telecopier  number:  (212)  697-3575.

     6.3     Amendment Provision.  The term "Note" and all reference thereto, as
             -------------------
used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     6.4     Assignability.  This  Note  shall  be binding upon the Borrower and
             -------------
its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

     6.5     Cost  of  Collection.  If  default  is  made in the payment of this
             --------------------
Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

     6.6     Governing  Law.  This  Note  shall  be governed by and construed in
             --------------
accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

     6.7     Maximum  Payments.  Nothing  contained  herein  shall  be deemed to
             -----------------
establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     6.8.     Construction.   Each  party  acknowledges  that  its legal counsel
              ------------
participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

     6.9     Redemption.  This  Note  may  not be redeemed or called without the
             ----------
consent  of  the  Holder  except  as  described  in  this  Note.

     6.10     Shareholder  Status.  The  Holder  shall  not  have  rights  as  a
              -------------------
shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the ____ day of December, 2005.

FTS  GROUP  INC.


     By:________________________________
     Name:
     Title:

WITNESS:


______________________________________

     NOTICE  OF  CONVERSION
     ----------------------

(To  be  executed  by  the  Registered  Holder  in  order  to  convert the Note)


     The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by FTS Group Inc. on December ____, 2005 into Shares of Common Stock of FTS Group Inc. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.



Date  of
Conversion:____________________________________________________________________


Conversion
Price:______________________________________________________________________


Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of FTS Group Inc.


Shares  To  Be
Delivered:_________________________________________________________________


Signature:_____________________________________________________________________


Print Name:____________________________________________________________________


Address:_______________________________________________________________________

   ____________________________________________________________________________

                           DEMAND FOR INTERIM PAYMENT
                           --------------------------

     The undersigned holder of a Note issued by FTS Group Inc. on December ___, 2005 hereby demands the payment of an Interim Payment pursuant to the following:

____________     Determination Date (the date dollar-volume trading exceeded the
Liquidity  Benchmark)

$___________     Total  dollar-volume  trading  on  the  Determination  Date.

$___________     Liquidity  Multiple  (Total  dollar-volume  trading  on
Determination  Date  divided  by  Liquidity  Benchmark).

$___________     Fixed  Principal  Portion  payable  on  each  Repayment  Date.

$___________     Interim  Payment  Amount  (103%  of  Fixed  Principal  Portion
multiplied  by  Liquidity  Multiple).


  [ ]  Demand  is  made  for  the  Interim  Payment  to  be  paid  in  cash.


  [ ]Demand is made that _________ shares of Common Stock be delivered in satisfaction of the Interim Payment Amount with such shares valued at 85% of the VWAP for the 15 trading days preceding the date of this Demand For Interim
Payment  is  given  to  the  Company.

Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of FTS Group Inc.

Shares  To  Be
Delivered:_________________________________________________________________


Signature:_____________________________________________________________________


Print Name:____________________________________________________________________


Address:_______________________________________________________________________

   ____________________________________________________________________________

Delivery Instructions:_________________________________________________________